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FOR RELEASE:  Immediately                        CONTACT:  Shareholder Services
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 AMBASE ANNOUNCES TAX COURT HAS ISSUED FAVORABLE RULING IN THE NETHERLANDS
                ANTILLES ("NV") WITHHOLDING OBLIGATION CASE


Greenwich, CT - May 24, 2001 - Richard A. Bianco, the Chairman and Chief Executive Officer of AmBase Corporation (the "Company") announced this morning that Judge Gale of the United States Tax Court has issued a long awaited opinion on the Netherlands Antilles ("NV") Withholding Obligation Case and the Internal Revenue Service ("IRS") has lost the decision in this court. A further statement will follow.